UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  June 3, 2024

MYRIAD GENETICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

322 North 2200 West
Salt Lake City, Utah 84116
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (801) 584-3600
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MYGN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 Regulation FD Disclosure.

Beginning on August 9, 2021, two purported shareholder derivative complaints were filed with the Court of Chancery of the State of Delaware (the “Court”) against Myriad Genetics, Inc. (the “Company”), as nominal defendant, and certain of the Company’s current and/or former directors and officers. On March 3, 2022, the cases were consolidated under the caption In re Myriad Genetics, Inc. Stockholder Derivative Litigation, Case No. 2021-0686-SG (the “Derivative Action”). During the same period, a purported stockholder derivative complaint against the Company and certain current and/or former directors and officers of the Company was filed with the United States District Court for the District of Delaware, captioned Marcey v. Capone, et al., Case No. 1:21-cv-01320-MN (D. Del.) (the “Federal Derivative Action”, and together with the Derivative Action, the “Derivative Litigation”). The complaints generally allege that certain current and former officers and/or directors of the Company breached their fiduciary duties to the Company and engaged in other wrongdoings.

On April 30, 2024, the parties agreed to settle the Derivative Litigation pursuant to a global Stipulation of Settlement (the “Stipulation”). The Stipulation and the settlement contemplated therein (the “Proposed Settlement”), which is subject to the approval of the Court, are intended by the parties to fully, finally, and forever compromise, discharge, resolve, release, and settle the claims in the Derivative Litigation and to result in the complete dismissal of the Derivative Litigation with prejudice, upon the terms and subject to the conditions set forth in the Stipulation. The Proposed Settlement involves (i) the Company adopting or implementing certain corporate governance reforms and (ii) plaintiffs’ counsel applying to the Court for an award of attorneys’ fees and expenses in an amount not to exceed $950,000 to be paid by the Company and that the individual defendants and the Company will not oppose or object to the requested fee award. The Proposed Settlement is subject to the approval of the Court and a hearing on the Proposed Settlement is scheduled for August 6, 2024.

As required by the Stipulation and the Court’s May 13, 2024 Scheduling Order, the Notice of Proposed Derivative Settlement (the “Notice”) and the Stipulation are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The information in this Item 7.01 of Form 8-K and Exhibits 99.1 and 99.2 hereto are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Notice of Proposed Derivative Settlement

99.2	Stipulation of Settlement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD GENETICS, INC.

Date: June 3, 2024	By:	/s/ Scott J. Leffler
Scott J. Leffler
Chief Financial Officer